UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 27, 2021 (December 20, 2021)

SPREE ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41172	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1922 Wildwood Place NE,
Atlanta, GA	30324
(Address of Principal Executive Offices)	(Zip Code)

(470) 223-0227

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which
Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	SHAPU	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	SHAP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SHAPW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As reported previously in a Current Report on Form 8-K filed by Spree Acquisition Corp. 1 Limited (the “Company”) on December 21, 2021, the Company consummated the closing of its initial public offering (the “IPO”) on December 20, 2021, selling 20,000,000 units to the public at a price of $10.00 per unit and generating aggregate gross proceeds of $200,000,000 to the Company. Each unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A ordinary share”), and one-half redeemable warrant of the Company (“Warrant”). Each Warrant entitles the holder thereof to purchase one Class A ordinary share for $11.50 per share.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 945,715 units (the “Private Placement Units”) to Spree Operandi U.S. LP at a purchase price of $10.00 per Private Placement Unit, generating aggregate gross proceeds to the Company of $9,457,150.

Following the respective closings, a total of $204,000,000 from the proceeds of the IPO and the sale of the Private Placement Units was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. The remainder of the proceeds from the Private Placement (after payment of $4,000,000 of underwriting fees, or 2.0% of the gross proceeds raised in the IPO, plus other expenses related to the IPO) has been deposited in the Company’s bank account, to serve as working capital for the Company in its pursuit of a business combination transaction. Upon the closing of a business combination transaction, $9,000,000 of the funds held in the trust (representing 4.5% of the gross proceeds from the IPO) will be paid to the representative of the underwriters as a deferred underwriting fee for the IPO.

An audited balance sheet as of December 20, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet, as of December 20, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2021

SPREE ACQUISITION CORP. 1 LIMITED

	By:	/s/ Shay Kronfeld
	Name:	Shay Kronfeld
	Title:	Chief Financial Officer

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